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                                   EXHIBIT 24


                                POWER OF ATTORNEY


     The undersigned hereby authorizes and designates Ira F. Levy as attorney-in-fact to execute and file with the Securities and Exchange Commission on behalf of the undersigned Form 8-K-Current Report for February 19, 1996. Such authorization and designation shall expire on March 31, 1996.


     DATED:  March 6, 1996.


                                        REGAL INTERNATIONAL, INC.


                                        BY:  /s/ Richard N. Gray
                                           ------------------------------------
                                             Richard N. Gray, Chairman


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